SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 30, 2003

SOUTHERN PERU COPPER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-14066	13-3849074
(State or other jurisdiction of organization)	(Commission File Number)	(IRS Employer Identification No.)

2575 East Camelback Rd. Phoenix, AZ	85016
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (602) 977-6500

Item 12.  Results of Operations and Financial Condition (Provided Under “Item 9. Regulation FD Disclosure”).

The information required by Item 12 is being provided under Item 9 pursuant to the Securities and Exchange Commission (“SEC”) interim filing guidance provided in SEC press release No. 2003-41.

The information in this Form 8-K is furnished under “Item 12. Results of Operations and Financial Condition” in accordance with SEC Release No. 33-8216.  The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

On April 30, 2003, Southern Peru Copper Corporation issued a press release announcing financial results for the quarter ended March 31, 2003. A copy of this press release is attached hereto as Exhibit 99.1

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Southern Peru Copper Corporation

	By:	/s/ Daniel Tellechea Salido
	Its:	Vice President-Finance
and Chief Financial Officer

Date: May 6, 2003

Exhibit Index

99.1	Press release by Southern Peru Copper Corporation dated April 30, 2003, announcing financial results for the quarter ended March 31, 2003.